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                                                                  Exhibit 10b(4)

                                November 7, 2001

Citibank, N.A., as Administrative Agent
388 Greenwich Street, 21st Floor
New York, New York  10013

Attention:   Mr. J. Nicholas McKee
             Vice President

Dear Mr. McKee:

Pursuant to Section 2.05 of the $375,000,000 364-Day Revolving Credit Agreement, dated as of June 30, 1998, and as amended by the Amendment and Restatement, dated as of June 29, 1999 (collectively, the "Credit Agreement"), among Carolina Power & Light Company, a North Carolina corporation (the "Borrower"), certain Lenders named therein (the "Lenders") and Citibank, N. A., as administrative agent (the Administrative Agent") for the Lenders, Carolina Power & Light Company hereby gives notice to the Administrative Agent that it is exercising its right to request a reduction in the Commitments of the Lenders of $175,000,000.00, effective November 13, 2001 to be applied to reduce the Lenders' respective Commitments ratably.

Please acknowledge receipt by signing and returning the enclosed copy of this notice to my attention.

                                               Sincerely,




                                               Thomas R. Sullivan
                                               Treasurer

RECEIVED:                       (Date)
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CITIBANK, N. A., as Administrative Agent


By:
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Enclosure